                              ASSUMPTION AGREEMENT
                                AND AMENDMENT OF
                          COMMERCIAL SECURITY AGREEMENT

      This Assumption Agreement and Amendment of Commercial Security Agreement ("Agreement") is entered into as of the 19th day of February, 1999 by and among STAR Financial Bank ("Lender"), Kaire International Inc., a Delaware corporation ("First Borrower"), and NHTC Acquisition Corp., a Delaware corporation ("Assuming Borrower"):

                                    RECITALS

      A. Lender is the owner and holder of a Fixed Rate Commercial Promissory Note dated January 15, 1999 executed by First Borrower in favor of Lender in the original principal amount of $175,000.00 ("Note"), with respect to Lender's loan number 06716702 ("Loan"). The Loan was made pursuant to a Credit Agreement dated January 15, 1999 executed by First Borrower in favor of Lender ("Credit Agreement"). The Note is secured by a Commercial Security Agreement dated January 15, 1999 and related financing statements ("Security Agreement"), with respect to the property and other collateral described therein ("Collateral"). Payment of the Loan is guaranteed pursuant to the terms of a Commercial Continuing Guaranty executed by Robert L. Richards dated January 15, 1999, a Commercial Continuing Guaranty executed by William F. Woodburn dated January 15, 1999, and a Commercial Continuing Guaranty executed by Loren E. Bagley dated January 15, 1999. Robert L. Richards, William F. Woodburn, and Loren E. Bagley are referred to herein individually as "Guarantor" and collectively as "Guarantors"; the foregoing Commercial Continuing Guaranties are referred to herein separately as "Guaranty" and collectively as the "Guaranties".

      B. First Borrower intends to assign and convey a portion of the Collateral to Assuming Borrower, and Assuming Borrower desires to assume all of the obligations of First Borrower set forth in the Note and Security Agreement, as hereby amended.

      C. Lender is willing to allow the assignment and conveyance of said portion of the Collateral if Assuming Borrower assumes the obligations of First Borrower set forth in the Note and Security Agreement, as hereby amended, if First Borrower remains liable thereunder to Lender jointly and severally with Assuming Borrower, if all of the Collateral described or referred to in the Security Agreement, as hereby amended, continues to secure the Loan, and if each Guaranty remains in full force and effect and each Guaranty remains liable thereunder.

                                    AGREEMENT

      NOW THEREFORE, in consideration of the mutual covenants herein set forth, which Lender shall rely upon in executing this Agreement, the parties state, confirm and agree as follows:

      1. INCORPORATION OF RECITALS. All of the foregoing recitals are incorporated herein as covenants of the parties.

      2. ASSUMPTION OF INDEBTEDNESS. Assuming Borrower hereby unconditionally assumes, covenants, promises and agrees (i) to pay the Note at the time and in the manner as provided therein, (ii) to perform each and all of the covenants, agreements, and obligations set forth in the Security Agreement, as amended, to be performed by First Borrower therein, at the time and in the manner as therein provided, and (iii) to be bound by each and all of the terms, covenants and restrictions of the Note, the Security Agreement, the Credit Agreement and any other security documents or other instruments securing the indebtedness of First Borrower to Lender. First Borrower and Assuming Borrower hereby covenant, represent and warrant to Lender as follows:

            2.1 There are no claims, demands, offsets, counterclaims or defenses to or in connection with the rights of Lender under the Note, the Security Agreement, this Agreement, and/or the Credit Agreement; and

            2.2 First Borrower has on the date hereof assigned and conveyed all of First Borrower's right, title and interest in and to the Collateral to Assuming Borrower, except those instruments and other items referred to as "other" in Section 3 of the Security Agreement; and

            2.3 Upon execution and recording of this Agreement, the Note and Security Agreement shall remain a first and prior lien against the Collateral and First Borrower and Assuming Borrower shall take all steps necessary to perfect the security interest of Lender in and to the Collateral; and

            2.4 First Borrower and Assuming Borrower shall be jointly and severally liable with respect to all of the covenants, agreements and obligations in the Note, the Security Agreement and the Credit Agreement; and

            2.5 All the terms, covenants and restrictions in the Note, the Security Agreement and the Credit Agreement shall remain unmodified and in full force and effect upon execution of this Agreement.

      3. FIRST BORROWER AND GUARANTORS NOT RELEASED. Notwithstanding any other provision in this Agreement, the Note, the Security Agreement or the Credit Agreement, neither First Borrower nor any Guarantor shall be released from liability on the Note, the Security Agreement, the Credit Agreement or any related agreement. In addition, each Guarantor covenants, represents and warrants to Lender that he has no claims, demands, offsets, counterclaims or defenses to or in connection with the rights of Lender under the Note, the Security Agreement, the Credit Agreement, his Guaranty, or this Agreement.

      4. AMENDMENT OF SECURITY AGREEMENT. The Security Agreement is hereby amended and supplemented as follows:

            4.1 Any reference therein to "Owner of Collateral" shall refer jointly and severally both to First Borrower and Assuming Borrower, and any reference to "Collateral" referred to therein shall include and refer to the respective accounts, inventory and other collateral referred to in the Security Agreement owned by First Borrower and Assuming Borrower.

            4.2 Assuming Borrower represents that it is duly organized, validly existing and in good standing under the laws of the State of Delaware, and its taxpayer identification number is: 13-4045299.

            4.3 For purposes of the Security Agreement, Lender's address shall be 102 West Van Buren Street, P.O. Box 510, Columbia City, Indiana 46725-0510, unless and until Lender advises First Borrower and Assuming Borrower of a different address. The address of First Borrower set forth in the Security Agreement shall remain unchanged and shall also constitute the address of Assuming Borrower for purposes of the Security Agreement.

            4.4 First Borrower and Assuming Borrower acknowledge and agree that the portion of the Collateral constituting accounts and inventory shall remain located at 380 Lashley Street, Longmont, Colorado 80502, unless and until otherwise agreed in writing by Lender.

            4.5 Assuming Borrower shall be bound by all of the terms of the Security Agreement, as hereby amended, as though it actually executed the same together with First Borrower as of January 15, 1999.

      5. ADDITIONAL COVENANTS OF ASSUMING BORROWER. Assuming Borrower agrees to furnish to Lender, within 90 days after the close of each fiscal year of Assuming Borrower, compiled financial statements prepared in such form as the Lender shall require, and such additional information as the Lender may from time to time reasonably request. All such financial statements shall be prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year. Assuming Borrower shall also furnish to Lender a monthly certification of inventory and accounts receivable with respect to the Collateral in such form as the Lender shall require.

      6. ADDITIONAL PROVISIONS. This Agreement may not be modified except by a written instrument signed by all of the undersigned parties. This Agreement may not be assigned by Assuming Borrower or First Borrower without the prior written consent of Lender, and Lender shall be entitled to determine, in its discretion, whether the Note and Security Agreement and other Loan documents may be further assumed by any other person or entity. The terms of this Agreement shall be binding upon and shall benefit the respective heirs, personal representatives, administrators, successors and permitted assigns of the parties to this Agreement. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Indiana, and each of the parties executing this Agreement hereby consents to the jurisdiction and venue of any court located in the State of Indiana in the event of a legal proceeding under this Agreement, unless Lender agrees to another jurisdiction and/or venue in its sole discretion. Each individual executing this Agreement on behalf of an entity hereby personally represents and warrants that he or she has full authority to bind the entity on behalf of which he or she is executing this Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                                      "FIRST BORROWER"

                                      KAIRE INTERNATIONAL. INC.,
                                      a Delaware corporation

                                      By:  /s/ Robert L. Richards
                                         ---------------------------------------
                                           (Signature)

                                      Its: Robert L. Richards, C.E.O.
                                          --------------------------------------
                                           (Printed/Typed Name and Title)



                                      "ASSUMING BORROWER"

                                      NHTC ACQUISITION CORP.,
                                      a Delaware corporation

                                      By:  /s/ Joseph P. Grace
                                         ---------------------------------------
                                           (Signature)

                                      Its: Joseph P. Grace, President
                                          --------------------------------------
                                           (Printed/Typed Name and Title)



                                      "GUARANTORS"

                                      /s/ Robert L. Richards
                                      ------------------------------------------
                                      Robert L. Richards


                                      /s/ William F. Woodburn
                                      ------------------------------------------
                                      William F. Woodburn


                                      /s/ Loren E. Bagley
                                      ------------------------------------------
                                      Loren E. Bagley

                              ACCEPTANCE BY LENDER

      The undersigned accepts and approves this Agreement as of the 18 day of February, 1999, and consents to the transfer of First Borrower's accounts receivable and inventory to Assuming Borrower.


                                     STAR FINANCIAL BANK

                                     By: /s/ R. Alson Smith
                                        ---------------------------------------
                                         R. Alson Smith, Regional President


This Instrument Prepared By: Jeffrey L. Gage, Attorney at Law, P.O. Box 11489, Fort Wayne, Indiana 46858-1489